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                                                                    EXHIBIT 10.3

                               CORIXA CORPORATION
                           1996 EQUITY INCENTIVE PLAN

                          BEXXAR STOCK AWARD AGREEMENT

               Corixa Corporation, a Delaware corporation (the "Company"), the parent corporation of Coulter Pharmaceutical, Inc. ("Coulter"), pursuant to the terms of Section 3.2 of that certain Employment Agreement, dated as of October 15, 2000, by and between Coulter and the Participant named below (the "Employment Agreement"), hereby awards shares of Common Stock to the Participant named below (the "Bexxar Stock Award"). The terms and conditions of the Bexxar Stock Award are set forth in this cover sheet, in the attached Bexxar Stock Award Agreement and in the 1996 Equity Incentive Plan (the "Plan").

Date of Award: January __, 2001

Name of Participant: __________________________________________________________

Participant's Social Security Number: _____-____-_____

Number of Shares of Common Stock Awarded: _____________________________________

Amount Paid by Participant for the Shares of Common Stock Awarded: $ 0

Aggregate Fair Market Value of Common Stock on Date of Award: $______________



         BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE BEXXAR STOCK AWARD AGREEMENT AND IN THE PLAN. YOU ARE ALSO ACKNOWLEDGING RECEIPT OF THE BEXXAR STOCK AWARD AGREEMENT AND A COPY OF THE PLAN.

Participant: __________________________________________________________________
                                         (Signature)

Company: ______________________________________________________________________
                                         (Signature)

   Title: _____________________________________________________________________


Attachment


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                               CORIXA CORPORATION
                           1996 EQUITY INCENTIVE PLAN

                          BEXXAR STOCK AWARD AGREEMENT

THE PLAN AND OTHER    The text of the Plan is incorporated in this Agreement by
AGREEMENTS            this reference. You and the Company agree to execute such
                      further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement. Unless otherwise defined in this Agreement, certain capitalized terms used in this Agreement are defined in the Plan.

                      This Agreement, the attached Exhibits, the Employment Agreement and the Plan constitute the entire understanding between you and the Company regarding the Bexxar Stock Award. Any prior agreements, commitments or negotiations are superseded.

AWARD OF COMMON       The Company awards you the number of shares of Common
STOCK                 Stock shown on the cover sheet of this Agreement. The
                      Bexxar Stock Award is subject to the terms and conditions of this Agreement and the Plan.

VESTING You will become vested as to 100% of the total number of shares of Common Stock awarded (the "Shares"), as shown above on the cover sheet, on the date that the Food and Drug Administration (the "FDA") approves the Biologics License Application for Bexxar (the "Vesting Date"). In the event that the Vesting Date does not occur on or prior to the fifth anniversary of the Date of Award, you will forfeit to the Company all of the unvested Shares.

ESCROW The certificates for the Shares shall be deposited in escrow with the Secretary of the Company to be held in accordance with the provisions of this paragraph. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form attached hereto as Exhibit A. The deposited certificates, shall remain in escrow until such time as the certificates are to be released or otherwise surrendered for cancellation as discussed below. Upon delivery of the certificates to the Company, you shall be issued an instrument of deposit acknowledging the number of shares of Common Stock delivered in escrow to the Secretary of the Company.

                      All regular cash dividends on the Shares shall be paid directly to you and shall not be held in escrow.

                      The Shares shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Company:


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                        o     When your interest in Shares vests as described
                              above, the certificates for the Shares shall be released from escrow and delivered to you, at your request, in accordance with the following schedule:

                        o The release of the Shares from escrow shall be effected within thirty (30) days following the Vesting Date.

CODE SECTION          Under Section 83 of the Internal Revenue Code of 1986, as
83(b)ELECTION         amended (the "Code"), the Fair Market Value of the Shares
                      on the Vesting Date will be reportable as ordinary income at that time. You may elect to be taxed on the Shares on the Date of Award to the extent that the Fair Market Value of the Shares exceeds the amount of consideration paid by you (if any) for the Shares at that time rather than the Vesting Date, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty
                      (30) days after the Date of Award. The form for making this election is attached as Exhibit B hereto. Failure to make this filing within the thirty (30) day period will result in the recognition of ordinary income by you (in the event the Fair Market Value of the Shares increases after the Date of Award) on the Vesting Date. YOU
                      ACKNOWLEDGE THAT IT IS YOUR SOLE RESPONSIBILITY, AND NOT
                      THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER CODE
                      SECTION 83(b), EVEN IF YOU REQUEST THE COMPANY OR ITS
                      REPRESENTATIVES TO MAKE THIS FILING ON YOUR BEHALF. YOU
                      ARE RELYING SOLELY ON YOUR OWN ADVISORS WITH RESPECT TO
                      THE DECISION AS TO WHETHER OR NOT TO FILE A CODE SECTION
                      83(b) ELECTION.


SURVIVAL This Agreement shall survive the termination of the Participant's status as an employee, director or officer of the Company.

VOTING AND OTHER      Subject to the terms of this Agreement, you shall have all
RIGHTS                the rights and privileges of a stockholder of the Company
                      while the Shares are held in escrow, including the right to vote and to receive dividends (if any).

WITHHOLDING           The release of the Shares from escrow will not be allowed
TAXES                 unless you make acceptable arrangements to pay any
                      withholding or other taxes that may be due.

RESTRICTIONS ON       By signing this Agreement, you agree not to sell the
RESALE                Shares prior to the Vesting Date or at a time when
                      applicable laws, regulations or Company or underwriter trading policies prohibit sale. In particular, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, you shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to the


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                      Shares without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or the underwriters.

                      If the sale of the Shares is not registered under the Securities Act, but an exemption is available which requires an investment or other representation and warranty, you shall represent and agree that the Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations and warranties as are deemed necessary or appropriate by the Company and its counsel.

NO RETENTION          This Agreement is not an employment agreement and does not
RIGHTS                give you the right to be retained by the Company or any
                      Affiliate of the Company. The Company and each Affiliate of the Company reserves the right to terminate your service at any time and for any reason.

APPLICABLE LAW        This Agreement will be interpreted and enforced under the
                      laws of the State of Delaware.


        BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF
           THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.



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                                    EXHIBIT A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

               FOR VALUE RECEIVED and pursuant to that certain Bexxar Stock Award Agreement dated as of January __, 2001 the undersigned hereby sells, assigns and transfers unto Corixa Corporation, a Delaware corporation (the "Company"), [NUMBER] shares of the Common Stock of the Company, standing in the undersigned's name on the books of said corporation represented by certificate No. [CERTIFICATE NUMBER], herewith, and does hereby irrevocably constitute and appoint attorney-in-fact to transfer the said stock on the books of the said corporation with full power of substitution in the premises.

               Dated: _____________

                                         ______________________________________
                                                     [TYPE NAME]






                                      A-1

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                                    EXHIBIT B

                         ELECTION UNDER SECTION 83(b) OF
                            THE INTERNAL REVENUE CODE

               The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

1.      The name, address and social security number of the undersigned:

        _________________________________________________________________

        _________________________________________________________________

        _________________________________________________________________

        Social Security No.: ____________________________________________

2. Description of property with respect to which the election is being made:

        ___________shares of common stock of Corixa Corporation (the "Company").

3.      The date on which the property was transferred is _____________, [YEAR].

4.      The taxable year to which this election relates is calendar year [YEAR].

5.      Nature of restrictions to which the property is subject:

        The shares of stock are subject to the provisions of a Bexxar Stock Award Agreement (the "Agreement") between the undersigned and the Company. The shares of stock are subject to forfeiture under the terms of the Agreement.

6. The fair market value of the property at the time of transfer (determined without regard to any lapse restriction) was $__________ per share, [for a total of $__________.]

7.      The amount paid by taxpayer for the property was $__________.

8.      A copy of this statement has been furnished to the Company.

Dated: _____________ __, [YEAR].


                                       ________________________________________
                                       [Taxpayer's Name]


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